                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11

------------------------------------
JUDGE:        H.D. Hale
------------------------------------


                         UNITED STATES BANKRUPTCY COURT


                         NORTHERN    DISTRICT OF   TEXAS
                         ---------                 -----

                                   6 DIVISION
                                   -

                            MONTHLY OPERATING REPORT


                           MONTH ENDING: May 31, 2003
                                         ------



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan                             Interim Chief Financial Officer
----------------------------------            ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE


Eric T. Logan                                 June 20, 2003
----------------------------------            ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE




PREPARER:

/s/ Mark Corjay                               Vice President, Controller
----------------------------------            ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE



Mark Corjay                                   June 20, 2003
----------------------------------            ---------------------------------

PRINTED NAME OF PREPARER                                   DATE

                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-1
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------


COMPARATIVE BALANCE SHEET



                                                SCHEDULE                MONTH            MONTH             MONTH
                                                                     ----------------------------------------------
ASSETS                                           AMOUNT               May 2003
-------------------------------------------------------------------------------------------------------------------

1.  UNRESTRICTED CASH                                   $0              $388,657
-------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                     $0
-------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                          $0              $388,657                $0              $0
====================================================================================================================
4.  ACCOUNTS RECEIVABLE (NET)                   $4,806,174            $3,751,054
-------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                   $1,716,285              $765,773
-------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                    $0
-------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                              $203,019              $203,157
-------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Credit card and other receivables         $108,178               $98,215
-------------------------------------------------------------------------------------------------------------------
        Deferred tax asset                        $104,265              $104,265
-------------------------------------------------------------------------------------------------------------------
        Taxes receivable                        $3,942,751            $3,942,751
-------------------------------------------------------------------------------------------------------------------
        Prepaid merchandise                       $112,499                    $0
-------------------------------------------------------------------------------------------------------------------
        Employee payroll and travel advances        $5,201                $8,369
-------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                 $4,272,894            $4,153,600
-------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                       $10,998,372            $9,262,241                $0              $0
===================================================================================================================
10. PROPERTY, PLANT & EQUIPMENT                 $3,325,332            $3,327,134
-------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                    $2,694,116            $2,709,612
-------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                     $631,216              $617,522                $0              $0
===================================================================================================================
13. DUE FROM INSIDERS
-------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Goodwill                                $3,134,437            $3,134,437
-------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                               $14,764,025           $13,014,200                $0              $0
===================================================================================================================
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                     $45,928
-------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                        $80,269
-------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Vendor receivables and prepaid merchandise                   ($1,548,286)
-------------------------------------------------------------------------------------------------------------------
        Accrued expenses                                                $674,666
-------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                                        ($873,620)
-------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                        ($747,423)               $0              $0
====================================================================================================================
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT
-------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                  $636,667              $26,545
-------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                               $5,883,256           $5,782,424
-------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Vendor receivables and prepaid
        merchandise                               ($112,104)         ($1,595,159)
-------------------------------------------------------------------------------------------------------------------
        Bank account overdraft                     $299,324
-------------------------------------------------------------------------------------------------------------------
        Accrued expenses                           $508,925             $345,925
-------------------------------------------------------------------------------------------------------------------
        Intercompany payable                    $14,985,063          $16,848,152
-------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                 $15,681,208          $15,598,918
-------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES               $22,201,131          $21,407,887                $0              $0
===================================================================================================================
29. TOTAL LIABILITIES                           $22,201,131          $20,660,464                $0              $0
===================================================================================================================
EQUITY
-------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                  ($7,437,106)         ($7,437,106)
-------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                   ($209,158)
-------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                ($7,437,106)         ($7,646,264)               $0              $0
===================================================================================================================
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                              $14,764,025          $13,014,200                $0              $0
===================================================================================================================


                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-2
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------

INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------------
                                                 MONTH                   MONTH            MONTH
                                            --------------------------------------------------------------  QUARTER
REVENUES                                      5/7/03-5/31/03                                                 TOTAL
-------------------------------------------------------------------------------------------------------------------

1.  GROSS REVENUES                               $1,924,221
-------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                       $15,158
-------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                  $1,909,063                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------
4.  MATERIAL
-------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR
-------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD
-------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                     $1,666,202                   $0                $0              $0
===================================================================================================================
8.  GROSS PROFIT                                   $242,861                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
-------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION
-------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                              $5,389
-------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                       $425,813
-------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                    $91,899
-------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                       $523,101                   $0                $0              $0
===================================================================================================================
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                              ($280,240)                  $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)
-------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)
    BANK FEES AND OTHER                             $26,045
-------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE
-------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                         $7,572
-------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $7,925
-------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                     $41,542                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES
-------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                        $0                   $0                $0              $0
===================================================================================================================
27. INCOME TAX                                    ($112,624)
===================================================================================================================
28. NET PROFIT (LOSS)                             ($209,158)                  $0                $0              $0
===================================================================================================================

                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-3
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------

                                                    MONTH                MONTH            MONTH
CASH RECEIPTS AND                              ---------------------------------------------------         QUARTER
DISBURSEMENTS                                  5/7/03-5/31/03                                               TOTAL
-------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                            $0             $388,657          $388,657
-------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                           $0
-------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------
3.  PREPETITION
-------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION
-------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                     $2,986,419                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                       $0
-------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Cash receipts transfer to Daisytek Inc  ($2,980,968)
-------------------------------------------------------------------------------------------------------------------
        Payroll funding transfer from
        Daisytek Inc                               $350,538
-------------------------------------------------------------------------------------------------------------------
        Other cash transfers from Daisytek Inc.  $3,772,232
-------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                  $1,141,802
-------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                 $1,141,802                   $0                $0              $0
===================================================================================================================
10. TOTAL RECEIPTS                               $4,128,221                   $0                $0              $0
===================================================================================================================
11. TOTAL CASH AVAILABLE                         $4,128,221             $388,657          $388,657              $0
-------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                    $277,704
-------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                              $72,834
-------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                  $467,276
-------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                       $69,051
-------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                       $50,823
-------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                            $0
-------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                          $3,194,140
-------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                          $26,906
-------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
23. SUPPLIES
-------------------------------------------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------------------------------------------
    BANK FEES                                           $11
-------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Bank reconciliation expenses              ($419,181)
-------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                $3,739,564                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                        $0                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                          $3,739,564                   $0                $0              $0
===================================================================================================================
32. NET CASH FLOW                                  $388,657                   $0                $0              $0
===================================================================================================================
33. CASH - END OF MONTH                            $388,657             $388,657          $388,657              $0
===================================================================================================================

                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-4
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------




                                                                         MONTH            MONTH             MONTH
                                                SCHEDULE           ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT                May 2003
-------------------------------------------------------------------------------------------------------------------
1.  0-30                                         $4,650,544           $3,397,411
-------------------------------------------------------------------------------------------------------------------
2.  31-60                                          $226,922             $447,254
-------------------------------------------------------------------------------------------------------------------
3.  61-90                                            28,518              $64,183
-------------------------------------------------------------------------------------------------------------------
4.  91+                                            $357,098             $300,592
===================================================================================================================
5.  TOTAL ACCOUNTS RECEIVABLE                    $5,263,082           $4,209,440                $0              $0
-------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                $456,908             $458,386
===================================================================================================================
7.  ACCOUNTS RECEIVABLE (NET)                    $4,806,174           $3,751,054                $0              $0
===================================================================================================================

                                                                                         MONTH:  May   2003
AGING OF POSTPETITION TAXES AND PAYABLES MONTH:                                                  ------------------
------------------------------------------------------------------------------------------------------------------------
                                          0-30                 31-60         61-90             91+
TAXES PAYABLE                             DAYS                  DAYS          DAYS            DAYS              TOTAL
------------------------------------------------------------------------------------------------------------------------
1. FEDERAL                               $17,209                $0              $0              $0              $17,209
------------------------------------------------------------------------------------------------------------------------
2. STATE                                 $54,100                $0              $0              $0              $54,100
------------------------------------------------------------------------------------------------------------------------
3. LOCAL                                  $8,960                $0              $0              $0               $8,960
------------------------------------------------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)                        $0                $0              $0              $0                   $0
------------------------------------------------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE                   $80,269                $0              $0              $0              $80,269
========================================================================================================================

========================================================================================================================
6. ACCOUNTS PAYABLE                      $45,928                                                                $45,928
========================================================================================================================


STATUS OF POSTPETITION TAXES                                                          MONTH: May 2003
                                                                                             -----------------
-------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING             AMOUNT                               ENDING
                                                    TAX              WITHHELD AND/         AMOUNT            TAX
FEDERAL                                          LIABILITY*          OR ACCRUED            PAID          LIABILITY
-------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                        $0              $37,308           $30,374          $6,934
-------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                      $0              $22,670           $17,534          $5,136
-------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                      $0              $22,670           $17,534          $5,136
-------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                         $0                  $51               $48              $3
-------------------------------------------------------------------------------------------------------------------
5.  INCOME                                               $0                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                  $0                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                  $0              $82,699           $65,490         $17,209
-------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                          $0               $8,581            $6,813          $1,768
-------------------------------------------------------------------------------------------------------------------
9.  SALES                                                $0              $51,503                $0         $51,503
-------------------------------------------------------------------------------------------------------------------
10. EXCISE                                               $0                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                         $0                 $620              $531             $89
-------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                        $0                   $0                $0              $0
-------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                    $0               $6,553                $0          $6,553
-------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
        Washington Business and Occupation tax           $0                 $500                $0            $500
-------------------------------------------------------------------------------------------------------------------
        Los Angeles City Business Tax                    $0               $2,300                $0          $2,300
-------------------------------------------------------------------------------------------------------------------
        Ohio Workers Compensation Tax                    $0                 $347                $0            $347
-------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                          $0               $3,147                $0          $3,147
===================================================================================================================
15. TOTAL STATE & LOCAL                                  $0              $70,404            $7,344         $63,060
===================================================================================================================
16. TOTAL TAXES                                          $0             $153,103           $72,834         $80,269
===================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-5
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11

------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                                            MONTH: May 2003
                                                                                                   ----------------
BANK RECONCILIATIONS                                      Account #1        Account #2     Account #3
-------------------------------------------------------------------------------------------------------------------
A.  BANK:                                                   Note(A)
-------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                   See Listing Below                                   TOTAL
-------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                      Operating/Dep
===================================================================================================================
1.  BALANCE PER BANK STATEMENT                            315,430.94                             0.00   315,430.94
-------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                       80,698.31                                     80,698.31
-------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                          785,548.96                                    785,548.96
-------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                               735,247.89                             0.00   735,247.89
-------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                           345,828.18                             0.00   345,828.18
-------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                               85692
===================================================================================================================

INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                                          DATE OF          TYPE OF        PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE        INSTRUMENT        PRICE         VALUE
-------------------------------------------------------------------------------------------------------------------
7.  Bank One #0005330007003                              12/16/2002          C.D.         36,000.00    40,728.72
-------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                        $36,000      $40,729
===================================================================================================================

CASH
-------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                       $2,100
===================================================================================================================
        Petty Cash
===================================================================================================================
13. TOTAL CASH - END OF MONTH                                                                            $388,657
===================================================================================================================

Note A
-------
All of the following bank accounts are included in a single general ledger account.

Daisytek performs a consolidated bank account reconciliation.

Listing of Bank Accounts:               Purpose (Type)        Balance per Bank Statement
Bank One #1091198                       Operating                       31,250.00
Bank of America #3299788176             Disbursement                    94,829.64
Chase #740-5006179-65                   Depository                     184,526.90
Wells Fargo #045-5477414                Depository                       4,824.00
                                                                      -------------

        Total Balance All Accounts                                     315,430.94



                                                       Monthly Operating Report

-----------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-6
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------
                                                       MONTH:    May 2003
                                                                 ---------------

==========================================
PAYMENTS TO INSIDERS AND PROFESSIONALS
==========================================

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

================================================================================
                                     INSIDERS
================================================================================
                                     TYPE OF         AMOUNT         TOTAL PAID
     NAME                            PAYMENT          PAID            TO DATE
--------------------------------------------------------------------------------
1.   See Daisytek, Incorporated
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                             $0                 $0
================================================================================

=================================================================================================================
                                                       PROFESSIONALS
=================================================================================================================
                                      DATE OF COURT                                                  TOTAL
                                    ORDER AUTHORIZING      AMOUNT       AMOUNT       TOTAL PAID    INCURRED
     NAME                                PAYMENT          APPROVED       PAID         TO DATE      & UNPAID*
-----------------------------------------------------------------------------------------------------------------
1.   See Daisytek, Incorporated
-----------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                              $0           $0             $0            $0
=================================================================================================================

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
================================================================================
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
================================================================================

                                                            SCHEDULED            AMOUNTS
                                                             MONTHLY               PAID           TOTAL
                                                             PAYMENTS             DURING          UNPAID
=================================================================================================================
NAME OF CREDITOR                                               DUE                MONTH         POSTPETITION
-----------------------------------------------------------------------------------------------------------------

1    West Lake Farms #2                                         27,780             27,780                    0

2    Cornell Park TCI                                            2,600              2,600                    0

3    Jerome G. Timlim                                            5,639              5,639                    0

4    The Henderson "TPH"                                         3,333              3,333                    0

5    Eden Park "TMI"                                             3,266              3,266                    0

6    1525-45 Capital Drive                                       3,455              3,455                    0

7    Samson Management                                          11,667             11,667                    0

8    William Sands                                               8,000                                   8,000

9    Richard Schoenberg                                          7,800              7,800                    0

10   Albert Sweet Occidental                                     1,440              1,440                    0

11   Yett Management                                             1,700              1,700                    0

12   William Sands                                               6,200                                   6,200

13   PARKING CORP.                                                 370                370                    0
                                                          -------------------------------------------------------
     TOTAL                                                      83,250             69,050               14,200
==================================================================================================================

Note: The rent payments made in May were for the June 1, 2003 to June 30, 2003 timeframe. The May stub period rents were paid in June 2003.

                                                       Monthly Operating Report

------------------------------------
CASE NAME:         The Tape Company                    ACCRUAL BASIS-7
              Tapebargains.com, Inc.
------------------------------------

------------------------------------                   02/13/95, RWD, 2/96
CASE NUMBER:         03-34762-HDH-11
------------------------------------
                                                       MONTH:  May 2003
                                                               ----------------

QUESTIONNAIRE
==============================================================================================================
                                                                                    YES             NO
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
     BUSINESS THIS REPORTING PERIOD?                                                                     X
--------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
     POSSESSION ACCOUNT?                                                                                 X
--------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
     RELATED PARTIES?                                                                                    X
--------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
     PERIOD?                                                                            X
--------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                             X
--------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
--------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
--------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
--------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
--------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?
--------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                  X
--------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
--------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Attachments for MOR-7 Question 4 and 11
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

INSURANCE
==============================================================================================================
                                                                                       YES             NO
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE
     COVERAGES IN EFFECT?                                                               X
--------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
--------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
==============================================================================================================


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
       TYPE OF                                                PAYMENT AMOUNT
       POLICY           CARRIER           PERIOD COVERED       & FREQUENCY
--------------------------------------------------------------------------------
 See Daisytek, Incorporated
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

---------------------------------------
CASE NAME:            The Tape Company
                 Tapebargains.com, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11
---------------------------------------
MOR 7
Question 4

---------------------------------------------------------------------------------------------------------
Sum of AMT$
---------------------------------------------------------------------------------------------------------
CO               VENDOR#          VENDOR NAME                                        Total
---------------------------------------------------------------------------------------------------------
032     22615399        ABSOPURE WATER "TDE"                                                     ($24.62)
       --------------------------------------------------------------------------------------------------
        22637037        AMERITECH "TTC"                                                       ($1,754.70)
       --------------------------------------------------------------------------------------------------
        10033130        AT&T                                                                  ($3,874.80)
       --------------------------------------------------------------------------------------------------
        10487490        AT&T                                                                      ($7.70)
       --------------------------------------------------------------------------------------------------
        22726013        AT&T "TTC"                                                              ($662.84)
       --------------------------------------------------------------------------------------------------
        22714661        AT&T ONENET                                                             ($222.98)
       --------------------------------------------------------------------------------------------------
        24655589        AT&T WIRELESS "SS"                                                      ($264.92)
       --------------------------------------------------------------------------------------------------
        28037913        AT&T WIRELESS AURORA                                                  ($1,548.72)
       --------------------------------------------------------------------------------------------------
        22601501        AT&T WIRELESS"TTC"                                                      ($313.71)
       --------------------------------------------------------------------------------------------------
        24817592        B.J. HARDY                                                               ($98.84)
       --------------------------------------------------------------------------------------------------
        22655366        BELL SOUTH                                                              ($205.72)
       --------------------------------------------------------------------------------------------------
        22601270        BELLSOUTH "TAT"                                                         ($916.53)
       --------------------------------------------------------------------------------------------------
        28055855        BOURGEOIS, MARTIN J.                                                  ($2,081.19)
       --------------------------------------------------------------------------------------------------
        22616922        BRIAN MOSSEY                                                            ($308.92)
       --------------------------------------------------------------------------------------------------
        21738733        BRINKS HOME "TDA"                                                       ($121.04)
       --------------------------------------------------------------------------------------------------
        14967095        BUSQUETS, ALEX                                                          ($155.00)
       --------------------------------------------------------------------------------------------------
        28015626        CHERYL JOHNSON                                                          ($165.50)
       --------------------------------------------------------------------------------------------------
        22606425        CINCINNATI BELL"TCI"                                                  ($1,223.91)
       --------------------------------------------------------------------------------------------------
        22637070        CINERGY "TCI"                                                         ($1,850.20)
       --------------------------------------------------------------------------------------------------
        28076939        CITY OF DULUTH                                                           ($60.29)
       --------------------------------------------------------------------------------------------------
        28003262        CITY WATER                                                               ($96.14)
       --------------------------------------------------------------------------------------------------
        21740201        CON EDISON A/C #436015165500051                                       ($1,185.29)
       --------------------------------------------------------------------------------------------------
        22615997        DAVE MELHANDO                                                            ($68.74)
       --------------------------------------------------------------------------------------------------
        28017517        DSL.NET                                                                 ($361.64)
       --------------------------------------------------------------------------------------------------
        11773121        FREEMAN, DAVID                                                          ($170.23)
       --------------------------------------------------------------------------------------------------
        22609335        GAIL WORKMAN                                                            ($189.03)
       --------------------------------------------------------------------------------------------------
        26985928        JENNIFER FRYC                                                         ($2,464.49)
       --------------------------------------------------------------------------------------------------
        22644827        JIM HYPES                                                             ($1,409.77)
       --------------------------------------------------------------------------------------------------
        15005120        JIMENEZ,JORGE                                                           ($107.58)
       --------------------------------------------------------------------------------------------------
        14856766        JORGE A. JIMENZ.                                                        ($107.58)
       --------------------------------------------------------------------------------------------------
        28096614        JUHLINE, V MICHEAL                                                      ($401.90)
       --------------------------------------------------------------------------------------------------
        24788681        LAURA DOMINQUEZ                                                         ($188.26)


       --------------------------------------------------------------------------------------------------
        22667594LOS     ANGELES DWP "SSS"                                                     ($3,194.46)
       --------------------------------------------------------------------------------------------------
        24783396        MARTIN J. BOURGEOIS                                                     ($328.86)
       --------------------------------------------------------------------------------------------------
        22601448        MCI "TTC"                                                             ($2,149.31)
       --------------------------------------------------------------------------------------------------
        22605967        MCI WORLDCOM"TTC"                                                       ($504.80)
       --------------------------------------------------------------------------------------------------
        24797819        MID AMERICAN ENERGY CO                                                ($3,085.84)
       --------------------------------------------------------------------------------------------------
        24653989        MN DEPT OF REVENUE                                                   ($44,461.02)
       --------------------------------------------------------------------------------------------------
        50195323        NEIL SARNA                                                              ($148.00)
       --------------------------------------------------------------------------------------------------
        22730362        NEOPOST                                                                 ($783.25)
       --------------------------------------------------------------------------------------------------
        22610871        NEXTEL "TTC"                                                            ($165.36)
       --------------------------------------------------------------------------------------------------
        28068883        NICHOLE ALEXANDER                                                       ($177.24)
       --------------------------------------------------------------------------------------------------
        22637088        NICOR "TTC"                                                           ($2,251.33)
       --------------------------------------------------------------------------------------------------
        22678277        PACIFIC BELL "SS"                                                     ($4,057.90)
       --------------------------------------------------------------------------------------------------
        15245887        PATEY, HEATHER A.                                                       ($661.95)
       --------------------------------------------------------------------------------------------------
        22601667        PECO ENERGY "TPH"                                                        ($87.84)
       --------------------------------------------------------------------------------------------------
        24699688        ROBB TAYLOR                                                           ($4,812.53)
       --------------------------------------------------------------------------------------------------
        50444463        SARA BORDEN                                                           ($1,106.92)
       --------------------------------------------------------------------------------------------------
        28118588        SBC BILL PAYMENT CENTER                                                  ($74.00)
       --------------------------------------------------------------------------------------------------
        28118596        SBC BILL PYMT CHICAGO                                                 ($4,343.84)
       --------------------------------------------------------------------------------------------------
        28052671        SBC -TCH                                                                ($217.34)
       --------------------------------------------------------------------------------------------------
        28095494        SPRINT                                                                  ($117.74)
       --------------------------------------------------------------------------------------------------
        24666202        SPRINT PCS                                                              ($204.65)
       --------------------------------------------------------------------------------------------------
        28073674        TAYLOR GRADY                                                          ($1,459.61)
       --------------------------------------------------------------------------------------------------
        28126713        TCF BANK                                                                ($807.45)
       --------------------------------------------------------------------------------------------------
        28125796        TRASATT DAN                                                             ($128.06)
       --------------------------------------------------------------------------------------------------
        28020353        TRASSATT, DANIEL                                                        ($266.79)
       --------------------------------------------------------------------------------------------------
        21738602        TXU ELECTRIC "TDA"                                                      ($669.85)
       --------------------------------------------------------------------------------------------------
        22661301        TXU GAS "TDA"                                                           ($599.11)
       --------------------------------------------------------------------------------------------------
        22607938        VERIZON (BELL ATLANTIC)                                               ($1,748.78)
       --------------------------------------------------------------------------------------------------
        22714389        VERIZON NORTHWEST/GTE                                                   ($648.02)
       --------------------------------------------------------------------------------------------------
        24770261        VERIZON WIRE CAROL STREAM                                                ($63.19)
       --------------------------------------------------------------------------------------------------
        22601253        VERIZON WIRELESS                                                        ($115.38)
       --------------------------------------------------------------------------------------------------
        28045606        VERIZON WIRELESS                                                        ($209.49)
       --------------------------------------------------------------------------------------------------
        24802534        VERIZON WIRELESS DALLAS                                                 ($978.88)
       --------------------------------------------------------------------------------------------------
        22677733        VERIZON WIRELESS MESSAGING                                               ($35.00)
       --------------------------------------------------------------------------------------------------
        28124363        VERIZON WIRELESS SSN                                                     ($47.21)
       --------------------------------------------------------------------------------------------------
        14893559        VERIZON/BELL ATLANTIC                                                 ($1,049.79)
       --------------------------------------------------------------------------------------------------
        15261511        VERIZON/BELL ATLANTIC                                                   ($850.86)
       --------------------------------------------------------------------------------------------------
        28115344        WHITE, DAN                                                               ($35.96)
       --------------------------------------------------------------------------------------------------
        24715131        WORLDCOM                                                              ($8,837.04)
       --------------------------------------------------------------------------------------------------
        22615911        XCEL ENERGY                                                             ($170.43)
---------------------------------------------------------------------------------------------------------
032 Total                                                                                   ($114,267.86)


                                                              ------------------
                                                              Question 11
---------------------------------------
CASE NAME:            The Tape Company
                 Tapebargains.com, Inc.
---------------------------------------

---------------------------------------
CASE NUMBER:            03-34762-HDH-11
---------------------------------------


MOR 7
Question 11

  Jurisdiction           Amount         Date Paid       Entity          Tax Type            Description
  ------------           ------         ---------       ------          --------            -----------
The Tape Company
----------------
CA                      240,528.40      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
IL                       21,941.22      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
FL                       19,387.63      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
MN                       18,605.89      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
OH                       13,410.41      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
NY                        9,145.73      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
MI                        6,831.17      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
WA                        5,319.02      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
MI                        4,990.17      05/14/2003      Tape Co         Sales Tax       April 2003 Return
GA                        4,928.78      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
TX                        3,000.00      05/14/2003      Tape Co.        Franchise Tax   2003 (based on 2002 income)
PA                        2,822.35      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
NJ                          909.47      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
Duluth, MN                   51.16      05/14/2003      Tape Co         Sales Tax       Prior Period Catch-up
MN                       25,845.13      05/20/2003      Tape Co         Sales Tax       April 2003 and Prior Periods
IL                       16,243.38      05/20/2003      Tape Co         Sales Tax       April 2003 Return
NY                       10,502.20      05/20/2003      Tape Co         Sales Tax       April 2003 Return
TX                        4,599.76      05/20/2003      Tape Co         Sales Tax       April 2003 Return
GA                        4,465.18      05/20/2003      Tape Co         Sales Tax       April 2003 Return
OH                        3,110.78      05/20/2003      Tape Co         Sales Tax       April 2003 Return
WA                        3,020.75      05/20/2003      Tape Co         Sales Tax       April 2003 Return
PA                        2,071.52      05/20/2003      Tape Co         Sales Tax       April 2003 Return
FL                        1,212.89      05/20/2003      Tape Co         Sales Tax       April 2003 Return
NJ                          367.85      05/20/2003      Tape Co         Sales Tax       April 2003 Return
Duluth, MN                    9.13      05/20/2003      Tape Co         Sales Tax       April 2003 Return
CA                       43,956.10      05/23/2003      Tape Co         Sales Tax       April 2003 Return
                        ----------
                        467,276.07
                        ==========

Jurisdiction        Payee Name                                    Address                   City         State              Zip
------------        ----------                                    -------                   ----          -----             ---
The Tape Company
----------------
CA              State Board of Equalization, State of CA    PO Box 942879                Sacramento         CA           94279-7072
IL              Illinois Department of Revenue              PO Box 19045                 Springfield        IL           62794-9045
FL              Florida Department of Revenue               5050 W. Tennessee Street     Tallahassee        FL           32399-0125
MN              Minnesota Department of Revenue             PO Box 64622                 St. Paul           MN           55164-0622
OH              Treasurer of State, State of Ohio           PO Box 16561                 Columbus           OH           43266-0061
NY              New York State Sales Tax                    PO Box 1205                  New York           NY           10116-1205
MI              State of Michigan, Dept. of Treasury        Dept. 77802                  Detroit            MI           48277-0802
WA              Washington State Department of Revenue      PO Box 34054                 Seattle            WA           98124-1054
MI              State of Michigan, Dept. of Treasury        Dept. 77802                  Detroit            MI           48277-0802
GA              Georgia Department of Revenue               PO Box 105296                Atlanta            GA           30348-5296
TX              Comptroller of Public Accounts                                           Austin             TX           78774-0100
PA              PA Department of Revenue                    Dept. 280437                 Harrisburg         PA           17128-0437
NJ              Sales and Use Tax, State of New Jersey      PO Box 999                   Trenton            NJ           08646-0999
Duluth, MN      City of Duluth                              PO Box 229                   Duluth             MN           55801
MN              Minnesota Department of Revenue             PO Box 64622                 St. Paul           MN           55164-0622
IL              Illinois Department of Revenue              PO Box 19045                 Springfield        IL           62794-9045
NY              New York State Sales Tax                    PO Box 1205                  New York           NY           10116-1205
TX              Comptroller of Public Accounts                                           Austin             TX           78774-0100
GA              Georgia Department of Revenue               PO Box 105296                Atlanta            GA           30348-5296
OH              Treasurer of State, State of Ohio           PO Box 16561                 Columbus           H            43266-0061
WA              Washington State Department of Revenue      PO Box 34054                 Seattle            WA           98124-1054
PA              PA Department of Revenue                    Dept. 280437                 Harrisburg         PA           17128-0437
FL              Florida Department of Revenue               5050 W. Tennessee Street     Tallahassee        FL           32399-0125
NJ              Sales and Use Tax, State of New Jersey      PO Box 999                   Trenton            NJ           08646-0999
Duluth, MN      City of Duluth                              PO Box 229                   uluth              MN           55801
CA              State Board of Equalization, State of CA    PO Box 942879                Sacramento         CA           94279-7072